UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 19, 2021

SOLAREDGE TECHNOLOGIES, INC
(Exact name of registrant as specified in its charter)

Delaware	001-36894	20-5338862
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Hamada Street, Herziliya Pituach, Israel	4673335
(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone number, including area code: 972 (9) 957-6620

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SEDG	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ◻

Item 5.02 Other Events Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of New Director

SolarEdge Technologies, Inc. (the “Company”) appointed Ms. Besty Atkins, to the Company’s Board of Directors as a Class I director, effective as of June 1, 2021 with an initial term expiring in 2022. Ms. Atkins is an expert on corporate governance who has served on global public company boards in industries including technology, energy management, solar, industrial automation, manufacturing, automotive, and logistics.

As compensation for her service as a director, Mrs. Atkins will be entitled to (i) an initial equity award in the form of restricted stock units, granted upon the individual’s initial appointment to our Board of Directors, with a grant date value of $150,000, (ii) an annual equity award in the form of restricted stock units with a grant date value of $170,000 per year, subject to proration for the portion of 2021 for which she will serve; and (iii) a cash retainer of $70,000 per year.

The initial restricted stock unit awards vest in equal annual installments over three years and the annual restricted stock unit awards vest in full after one year (or the balance of the year in which the award is granted, in the case of pro-rated annual awards).

Ms. Atkins is not a party to any transaction with the Company that would be required to be disclosed pursuant to Item 404 of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAREDGE TECHNOLOGIES, INC.

Date: April 19, 2021	By: /s/ Rachel Prishkolnik
Name: Rachel Prishkolnik Title: General Counsel and Corporate Secretary